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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 15, 2003

WELLS FARGO & COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-2979	No. 41-0449260
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 Montgomery Street, San Francisco, California 94104
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 1-800-411-4932

Item 7.    Exhibits

  (c)
  Exhibits

  3.1
  Certificate of Designations for the Company's 2003 ESOP Cumulative Convertible Preferred Stock, filed herewith

  3.2
  Certificate Eliminating the Certificate of Designations for the Company's ESOP Cumulative Convertible Preferred Stock, filed herewith

  99
  Press release dated April 15, 2003

Item 12.    Results of Operations and Financial Condition

        On April 15, 2003, Wells Fargo & Company issued a press release regarding its results of operations and financial condition for the quarterly period ended March 31, 2003. The text of the press release is included as Exhibit 99 to this report. The information included in the press release is considered to be "filed" under the Securities Exchange Act of 1934. The Company will include final financial statements and additional analyses for the quarterly period ended March 31, 2003, as part of its Form 10-Q covering that period.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: April 15, 2003	WELLS FARGO & COMPANY
	By:	/s/ RICHARD D. LEVY Richard D. Levy Senior Vice President and Controller

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  Item 7. Exhibits
  Item 12. Results of Operations and Financial Condition
SIGNATURE